EXHIBIT 99.1

PRESS RELEASE
July 24, 2002

                                                           For Immediate Release
                                                       Contact: Theodore Forrest
                                                             Phone: 985-419-8120


    KARTS INTERNATIONAL INCORPORATED ANNOUNCES ASSETS SOLD AT SHERIFF'S SALE


Hammond, LA - July 24, 2002

On July 17, 2002, all assets of Karts International Incorporated, along with the subsidiaries Brister's Thunder Karts, Incorporated (Brister's), USA Industries, Incorporated (USA) and Straight Line Manufacturing, Incorporated (SLM) were seized and sold at foreclosure sale in Amite, Louisiana.